UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 28, 2006

                            NEAH POWER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

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            NEVADA                            000-49962                             88-0418806
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
(State or other jurisdiction of        (Commission File Number)          (IRS Employer Identification No.)
        incorporation)
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


             22122 20th Ave SE, Suite 161, Bothell, Washington 98021 (Address of principal executive offices, including zip code)

                                 (425) 424-3324
              (Registrant's telephone number, including area code)




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FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations applicable to the mining industry, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

BACKGROUND: In May 2004, Novellus Systems, Inc. invested $2.5 million in Neah Power Washington, presently our wholly owned subsidiary, and signed a technology collaboration agreement therewith. Effective May 24, 2006, this agreement was renewed and extended to March 9, 2008 and we were added as a party. Under the terms of the renewed agreement, Novellus continues to provide us with key engineering and technical expertise in connection with the development of our products, including the use of porous silicon in our fuel cells. Subject to Novellus' continued assistance under the collaboration agreement and the technology being jointly developed with Novellus achieving certain milestones, we expect to acquire all significant rights to the technology developed jointly by Novellus and us and to obtain the right to call on Novellus for reasonable technical assistance for a period of seven years. As part of the contract renewal, subject to our reaching final agreement with Novellus as to the product development milestones, we have issued to Novellus a warrant to purchase 4,705,000 shares of our common stock at an exercise price of $.001 per share which will expire on April 1, 2011. The milestones, which determine the vesting of the warrant, have presently been established. Novellus has agreed under the extension agreement to the termination of all of its previously outstanding warrants and options to purchase Neah Power Washington common stock.

DEFINITIVE AGREEMENT: Novellus and we have agreed, pursuant to the Letter Agreement attached hereto as Exhibit 10.5 and dated as of September 22, 2006, to the nature and targeted timing of the above referenced milestones. The warrant is contemplated to vest in four stages upon the occurrence of certain events as is further described in the Letter Agreement. The four stages are presently expected to be completed in (i) the end of the fourth quarter of 2006, (ii) the end of the third quarter of 2007, (iii) the end of the fourth quarter of 2007 and (iv) the end of the first quarter of 2008. On and as of each such date, subject to adjustment as provided in the Letter Agreement, the warrant shall vest as to 10%, 15%, 50% and 25% of the underlying shares of our common stock, respectively.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 10.1 Collaboration Agreement effective April 1, 2004 between Novellus Systems, Inc. and Neah Power Washington (1)

Exhibit 10.2 Letter Agreement extending the Collaboration Agreement, dated May 24, 2006 by and among Novellus Systems, Inc. , Neah Power Washington and Neah Power Systems, Inc. (1)

Exhibit 10.3   Warrant issued to Novellus Systems, Inc. (1)

Exhibit 10.4   Amendment  to  Letter  Agreement   extending  the   Collaboration
               Agreement, dated August 22, 2006 by and among Novellus Systems, Inc., Neah Power Washington and Neah Power Systems, Inc. (2)

Exhibit 10.5 Letter Agreement dated September 22, 2006 establishing the Milestones under the Collaboration Agreement by and between Neah Power Systems, Inc. and Novellus Systems, Inc. (3)

(1) Filed as an Exhibit to the Registrant's Registration Statement on Form 10-SB, filed on July 27, 2006 and incorporated herein by reference thereto.

(2) Filed as an Exhibit to the Registrant's Registration Statement on Form 10-SB/A, filed on September 12, 2006 and incorporated herein by reference thereto.

(3)            Filed herewith.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 28, 2006

                                    NEAH POWER SYSTEMS, INC.

                                    By:    /s/ Paul Abramowitz
                                           -------------------------------------
                                    Name:  Paul Abramowitz
                                    Title: President and Chief Executive Officer